Fees Summary	Dec. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,306,741.80
Previously Paid Amount	0.00
Total Fee Amount	1,837.66
Total Offset Amount	0.00
Net Fee	$ 1,837.66